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                                                                   EXHIBIT 10.75

CONFIDENTIAL INFORMATION REDACTED

                  (TRANSLATION FROM THE THAI LANGUAGE ORIGINAL)

                                    AGREEMENT
      FOR THE LEASE AND THE CONTRACT FOR IMPROVEMENT, REPLACEMENT, REPAIR,
           MAINTENANCE AND OPERATION OF TELECOMMUNICATIONS FACILITIES
                 FOR THE CELLULAR DIGITAL AMPS 800 BAND A SYSTEM

THIS AGREEMENT is made at the Communications Authority of Thailand of 99 Moo 3 Changwattana Road, Khwaeng Thungsonghong, Khet Laksi, Bangkok Metropolis 10002 on 16 October 2000.

BETWEEN:

1. The Communications Authority of Thailand by Mr. Thirapong Suttinon, Governor of the Communications Authority of Thailand, hereinafter referred to as "CAT", on the one part;

2. BFKT (Thailand) Limited, a limited company incorporated under the laws of Thailand, by Mr. Wai Man Edmund Sin, as evidenced by the Certification Document of the Partnerships and Companies Registration Office, Bangkok Metropolis No. Sor Or. 0057207 dated 9 October 2000, which is attached hereto and referred to in Clause 17.1, and having its head office located at 990 22nd-25th Floor, Rama IV Road, Khwaeng Silom, Khet Bangrak, Bangkok Metropolis 10500, hereinafter referred to as "BFKT", on the one part;

3. Tawan Mobile Telecom Company Limited, a limited company incorporated under the laws of Thailand, by Mr. Ormsin Chevapruk and Mr. Anuwat Laikijrung, as evidenced by the Certification Document of the Partnerships and Companies Registration Office, Bangkok Metropolis No. Sor Or. 0057205 dated 9 October 2000, which is attached hereto and referred to in Clause 17.2, and having its head office located at 947 Moo 12 Bangna-Trad Road, Khwaeng Bangna, Khet Prakanong, Bangkok Metropolis 10260, hereinafter referred to as "TMT", on the other part.

WHEREAS: CAT has the right to provide and is an operator of the service of mobile telephone under the Cellular Digital AMPS 800 Band A System, and is desirous to lease the Facilities for the Cellular Digital AMPS 800 Band A System and to contract BFKT to undertake improvement, replacement, repair, maintenance and operation of those Facilities for the Cellular Digital AMPS 800 Band A System.

NOW, THEREFORE, the three parties who, unless specifically referred to, shall be hereinafter collectively referred to as the "Parties", hereby agree as follows:

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CLAUSE  1.      DEFINITIONS

        In this Agreement:

        Facilities            Means the mobile telecommunications equipment and
                              accessories under the Cellular Digital AMPS 800
                              Band A System which are comprised of switching subsystem, base station subsystem, networking subsystem, ancillary equipment of switching system and network system, test devices and radio system analysis equipment including hardware and software for the said equipment and accessories as well as the equipment and accessories for the provision of additional services relating to the mobile telephone under the Cellular Digital AMPS 800 Band
                              A System of CAT as well as all requisites for those said Facilities;

        Force Majeure         Means any event outside the reasonable control of
                              either party that prevent such party from implementing this Agreement, such as storm, flood, fire or peril or other similar natural calamity, riot or civil commotion, usurpation, embargo, blockage, accident during transportation of the Facilities, strike, war, unreasonably delay by government agency or any other state enterprise in providing necessary service requested by such party;

        Independent           Auditor Means a firm of independent auditors of
                              international standing jointly chosen by BFKT and CAT or, if they are unable to agree, nominated by the President for the time being of the Association of Certified Public Accountants of
                              Thailand;

        Lease Fee             Means the Lease Fee for the Facilities;

        Marketing Agreement   Means the Agreement for Marketing Service of
                              Mobile Telephone Under the Cellular Digital AMPS
                              800 Band A System of CAT dated 14 August 1996, as
                              amended by the Amendment No. 1/2540 to the
                              Agreement for Marketing Services dated 1 April
                              1997 and the Amendment No. 2/2543 dated ..........
                              between CAT and TMT;

        Metropolitan          Means the area of Bangkok Metropolis and
                              Nonthaburi, Samutprakarn, Pathumthani, Prachuab
                              Kirikhan, Petchburi, Ratchaburi, Kanchanaburi,

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                              Nakorn Pathom, Samutsongkram, Samutsakorn,
                              Suphanburi, Ayudhaya, Angthong, Lopburi, Singburi, Prachinburi, Nakorn Nayok, Srakaew, Chonburi, Chachoengsao, Rayong, Chantaburi, Trad.

        Operating Expenses    Means expenses incurred by BFKT in operating the
                              Facilities which include installment and lease fee for the transmission back bone and equipment, staff wage, cost of public utilities, expense for management and operating staff and related overheads, lease fee and expenses for office and office equipment, insurance premiums and other expenses relating to the operation of the Facilities;

        Upcountry             Means other provinces outside the Metropolitan.

        Wage Means the wage for the improvement, replacement, repair and maintenance of the Facilities;

CLAUSE 2.       LEASE OF FACILITIES

        2.1 CAT agrees to lease and BFKT agrees to let the Facilities installed under Clause 2.5 and which are in service, in the number of not less than [***] [(***)] cell sites which are owned and procured, imported, tested and installed by BFKT in the condition that must be complete according to the test under Clause 2.5, paragraph two, pursuant to the Technical Specification and Operating Plan attached hereto and referred to in Clause 17.3 with BFKT's own expenses, for CAT to use in the provision of service of mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT for a lease period commencing as from the effective date of this Agreement until 21 April 2015.

                In case BFKT will procure, import, install and test the Facilities which is not according to the Technical Specifications and Operating Plan which are attached hereto and referred to in Clause 17.3, BFKT must make a proposal to CAT for consideration and approval not less than 30 days before the implementation thereof.

        2.2 The leased Facilities under Clause 2.1 must be brand new and unused and must not be old stock, and must be owned by BFKT only. BFKT agrees to warrant that all those Facilities are free from any and all derogation of rights, execution, encumbrances or restrictions except that BFKT may give the Facilities as security for the loan or credit to the lender of BFKT or to the supplier of the Facilities of BFKT.

        2.3 BFKT shall ensure that the performance, specification and capacity of the leased Facilities under Clause 2.1 are not inferior to the Code Division Multiple Access of the manufacturers of the Cellular CDMA System and the Technical Specifications and Operating Plan which are attached hereto and referred to in Clause 17.3, and that those Facilities must be compatible with the Cellular System already procured by CAT.

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        2.4     The leased Facilities under Clause 2.1 must have the capacity to handle the recipients of services which will be increased according to marketing target under Clause 4 of the Marketing Agreement as well as the traffic volume during busy hours of each promotion period without causing the standards of the Grade of Service and Percentage of Drop Call during normal situation and suitable duration to become inferior to the design pursuant to the Technical Specification and Operating Plan under Clause 2.3. In case that CAT deems it necessary to connect with other domestic network (roaming), the leased
Facilities under Clause 2.1 must have the capacity to accommodate the roaming.

        2.5 BFKT agrees to completely procure, import, test and install the leased Facilities under Clause 2.1 in the Metropolitan and in service according to the number of cell sites and period of time set forth below.

                2.5.1   [***] cell sites by 30 November 2001;

                2.5.2   Additional [***] cell sites by 30 November 2002;

                2.5.3   Additional [***] cell sites by 30 November 2003;

                2.5.4   At least additional [***] cell sites by 30 November
                        2004.

                The Facilities under the first paragraph shall be deemed to have been completely installed and tested and be ready for service only when they have passed the test according to the criteria prescribed in the document attached hereto and referred to in Clause 17.4 and the representative of CAT has participated in such tests and approved the results thereof. BFKT shall notify CAT in writing not less than 7 CAT's business days before the test date. In case that there is such an advance notification but CAT fails to send its representative to participate in the test, the Parties agree that such test may be conducted without the approval of CAT's representative.

                In each implementation of the plan of installation of the Facilities under Clause 2.1, BFKT must give details of such plan to CAT not less than 30 days before the commencement of the work.

        2.6 BFKT shall obtain a lawful license to use the leased Facilities under Clause 2.1 as well as the software for those Facilities throughout the lease term hereunder. BFKT must be responsible for the infringement of copyright or patent of those Facilities as well as the software for those Facilities. If any third party claims or exercises its claim that the copyright or patent relating to the Facilities or the software for the Facilities is infringed, BFKT must take all actions to settle that claim or exercise of claim without delay and must bear all damages and expenses incurred therefrom.

        2.7 Subject to the conditions herein, BFKT agrees that it shall neither dispose of or transfer the leased Facilities under Clause 2.1 to any person or create any encumbrance or

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                                      - 5 -

restriction thereon, nor use those Facilities in its own business or allow other person to lease or utilize them.

        2.8 Subject to the conditions herein, CAT shall have peaceful enjoyment of the leased Facilities under Clause 2.1 without any interruption, intervention or whatever act that may prevent CAT from utilizing the same, whether by BFKT, its employee or agent, or person under its control.

        2.9 BFKT agrees to permit CAT and/or CAT's agent to access its premises where the leased Facilities under Clause 2.1 are installed at all reasonable time in order to inspect the same upon reasonable notice of CAT.

        2.10 BFKT must take out an insurance against all risks for the leased Facilities under Clause 2.1 which are normally insurable for the full replacement value thereof throughout the lease term hereunder with an insurance company registered and operating insurance business in Thailand. BFKT shall pay the insurance premiums and be designated a beneficiary so that BFKT shall use the proceeds of the insurance agreement for repairing and/or procuring the replacement Facilities in case of loss or damage.

        2.11 BFKT shall arrange for at least 10 (Ten) CAT staff or employees to be provided with all overseas technical training by the manufacturer of the Facilities for a period not less than 5 (Five) days each and in accordance with the standards of training of each program, and shall arrange for at least 5
(Five) CAT staff or employee to observe the works in management and other non-technical areas abroad for a period not less than 7 (Seven) days each. The training or observation shall be arranged during the lease or whenever there is a change in the system, and shall be divided into various phases throughout the lease period of this Agreement. All expenses therefor shall be borne by BFKT. The training and observation schedule shall be further agreed between CAT and BFKT.

        2.12 CAT warrants that CAT has the right and authority to lease the Facilities owned, procured, imported, installed and tested by BFKT under Clause 2.1, and to contract BFKT to carry out the improvement, replacement, repair, maintenance and operation of the Facilities hereunder.

        2.13 CAT shall not make any change, alteration or addition to the leased Facilities under Clause 2.1.

        2.14 CAT shall permit BFKT and/or an agent of BFKT to enter CAT's premises where the leased Facilities under Clause 2.1 are installed at all reasonable time in order to inspect the condition of the leased Facilities.

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        2.15    CAT has not created, and shall not create or permitted the creation by TMT or a third person of any lien, encumbrance or security interest over the leased Facilities under Clause 2.1.

        2.16 CAT shall facilitate the import of the leased Facilities under Clause 2.1 and the application for licenses under the Communications Radio Act B.E. 2498 and other relevant laws from the responsible agencies in the name of CAT.

        2.17 As for the Facilities which CAT leases from the Network Company under Clause 2.1, CAT or a juristic person that accepts the transfer of rights and/or duties from CAT and/or a juristic person transformed or converted from CAT or a subsidiary company or affiliated company of CAT, or of the juristic person that accepts the transfer of rights and/or duties from CAT, or of a juristic person transformed or converted from CAT according to the Shareholders Agreement of Tawan Mobile Telecom Company Limited between CAT and i-Mobile Holdings Company Limited dated 16 October 2000 shall have the right to use the same for internal communications of CAT or both juristic persons or the subsidiary company or affiliated company of CAT or both juristic persons, and for providing the mobile telephone service under the Cellular system to the numbers under the service agreements made with CAT or both juristic persons or the subsidiary company or affiliated company of CAT or of both juristic persons in the Upcountry project.

                The terms "subsidiary company" and "affiliated company" under the first paragraph shall have the same meanings as ascribed in Clause 3.1 of the Shareholders Agreement of Tawan Mobile Telecom Company Limited which is referred to in the first paragraph.

        2.18 CAT shall cooperate with BFKT in order that the management and operation of the 69 and 50 cell sites of CAT as well as the additional cell sites for which CAT will lease the Facilities from BFKT will be efficient and meet the Grade of Service for the entire system.

CLAUSE 3.       CONTRACT FOR IMPROVEMENT, REPLACEMENT, REPAIR, MAINTENANCE AND
                OPERATION

        3.1 CAT agrees to contract and BFKT agrees to be contracted to undertake the improvement, replacement, repair, maintenance and operation of the leased Facilities under Clause 2.1 to ensure that they are at all times in good order as they were passed the test in Clause 2.5, paragraph two and can be used for the provision of service of mobile telephone under the Cellular Digital AMPS 800 Band A System of CAT in an efficient manner according to the standards of Grade of Service throughout the contract term hereunder. The term of the said contract shall be from the effective date of this Agreement until 21 April 2015. The scope of operation of the said Facilities shall be in accordance with the document attached hereto and referred to in Clause 17.5.

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        3.2     BFKT must improve, replace, repair, maintain and operate the leased Facilities under Clause 2.1 in accordance with the conditions in Clauses
2.3 and 2.4 hereof.

        3.3 CAT agrees that BFKT may subcontract the works relating to improvement, replacement, repair and maintenance of the leased Facilities under Clause 3.1, including the import, installation and test of all or part of the Facilities to other person, provided that BFKT must be responsible to CAT for the works done by its subcontractor in all respects and must also be responsible for and pay all the wage or any other money to the subcontractor. CAT shall neither be responsible for nor need to pay the wage or any other money to that subcontractor. However, the operation of the leased Facilities according to Clause 3.1 must be carried out by BFKT itself and may not be subcontracted to other person.

        3.4 BFKT must provide an on the job training to CAT staff or employee for a period as suitable for each course. Such training shall be arranged during the contract term or whenever there is a change in the system, and shall be divided into various phases throughout the contract term under this Agreement. All expenses for that training shall be borne by BFKT. The commencement schedule of the training shall be further agreed between CAT and BFKT.

        3.5 In case that CAT has the transmission backbone and equipment between the base station and the cell sites under Clause 2.1, BFKT must lease such transmission backbone and equipment from CAT and pay all expenses in the lease to CAT. CAT shall charge such expenses at reasonable rates which are not higher than those which CAT offers to other persons in general. The transmission backbone and equipment of CAT must have the quality not inferior to the technical standards of those transmission backbone and equipment, otherwise BFKT may ask CAT to improve them first in order to meet the standards. If CAT cannot carry out such an improvement, BFKT may procure the same by itself or lease the same from other service providers, provided that BFKT shall be responsible for expenses for such procurement or lease.

                The transmission backbone and equipment provided by BFKT in accordance with the first paragraph shall be new, never been used, not old stock, and owned by BFKT only.

CLAUSE 4.       LEASE FEE AND WAGE

        4.1 The Parties agree that the Lease Fee and Wage hereunder shall be in accordance with the rules and procedures for calculation of the Lease Fee and Wage which are attached hereto and referred to in Clause 17.6. TMT agrees to pay the Lease Fee and Wage as specified herein.

        The following terms as used herein and in the document attached hereto and referred to in Clause 17.6 shall have the following meanings:

        "Cost of the Facilities" means the cost of the Facilities which have been installed and passed the test under Clause 2.5, paragraph two and in service (including the CIF price of the related Facilities, hardware and software, installation and technical service fee), plus logistics

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cost (including import duty, customs tax, excise tax, warehouse and local transportation expenses) and other taxed relating to the Facilities.

        "Annual financing charge rate" means 10.5% per annum.

        4.2 In case that there is any fault, defect or loss or damage in the leased Facilities under Clause 2 for a consecutive period of more than 15 (Fifteen) days, BFKT pay compensation to TMT within 10 days from the date of completion of the rectification and provision of service in the amount equal to the lost airtime of CAT during the fault, defect or loss or damage in the leased Facilities under Clause 2 , by multiplying the average Airtime Charges per cell site per day of CAT of the entire system (all cell sites) prior to the month of such fault, defect or loss or damage with the number of cell cites not in service and the number of days during which they are out of service (a fraction of day in excess of 12 hours shall be counted as a day). However, BFKT must not be responsible under this Clause if such fault, defect, loss or damage is caused by Force Majeure, sabotage, or an act of any person other than BFKT or TMT, or the employee or agent of BFKT or TMT.

CLAUSE 5.       CALCULATION AND PAYMENT OF LEASE FEE, WAGE AND OPERATING
                EXPENSES

        5.1 BFKT agrees to be responsible for calculating the Lease Fee and Wage under Clause 4 (including any adjustment made under Clause 5.4). In this regard, within 4 weeks prior to the beginning of each year, or within 4 weeks from the effective date of this Agreement in the case of the 1st year (ending December 31, 2000), BFKT shall send CAT written notification of the total amount of the estimated Leased Fees and the estimated Wage for the forthcoming year, and the basis and details of such calculation. If CAT does not protest such written notification within 15 CAT's business days of the date of such notification, the estimated Lease Fee and the estimated Wage shall be deemed to have been accepted by CAT.

                If CAT disagrees with either the estimated Lease Fee or the estimated Wage under the first paragraph, CAT shall notify BFKT within 15 CAT's business days of the date of the notification. In such case, CAT and BFKT shall refer the matter to an Independent Auditor who shall be instructed to make a determination within 7 CAT's business days of its appointment. The determination of the Independent Auditor shall be the basis on which the estimated Lease Fee and the estimated Wage shall be calculated with respect to the relevant year. The Parties agree that the estimated Lease Fee and the estimated Wage shall be used solely as the basis for the payments to be made pursuant to Clauses 5.2 and
5.3. Accordingly, such estimates shall not restrict BFKT from making any adjustments (upward or downwards) with respect to the final calculation of the Lease Fee and Wage pursuant to Clause 5.4.

                The costs of the Independent Auditor under the second paragraph shall be met by CAT if the Independent Auditor agrees with BFKT's calculation of the estimated Lease Fee and the estimated Wage; or by BFKT if the Independent Auditor disagrees with such calculation.

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        5.2     The estimated Lease Fee for each year shall be paid in four instalments. Each installment shall be 25 (Twenty five) per cent of the estimated Lease Fee for the year, and the installments shall be payable within 15 CAT's business days from the last day of each March, June, September and December, except in the 1st year (ending December 31, 2000) for which the payment thereof shall be made within January 2001.

        5.3 The estimated Wage for each year shall be paid in four instalments. Each instalment shall be 25 (Twenty five) per cent of the estimated Wage for the year, and the instalments shall be payable within 15 CAT's business days from the last day of each March, June, September and December, except in the 1st year (ending 31 December 2000) for which the payment thereof shall be made within January 2001.

        5.4 Within 60 days from the day following the last date of each year, BFKT shall send CAT a written notice setting forth any adjustments to the estimated Lease Fee and/or estimated Wage (including exchange rate adjustments) according to actual amounts for that year.

                BFKT shall send a copy of each adjustment notice under the first paragraph to the Independent Auditor, who shall be instructed to issue a certification as to the accuracy of the adjustment within 15 business days of its appointment. The costs of the Independent Auditor in issuing the certification of the adjustment notice shall be paid by BFKT. The Independent Auditor's determination shall be final and used as the basis for finalising the actual amount of the Lease Fee or Wage for the relevant Year. In case that the estimated Lease Fee under Clause 5.2 and/or the estimated Wage under Clause 5.3 which have been paid by BFKT are lower than the actual amounts of the Lease Fee and/or Wage under this Clause, TMT shall make payment of the shortfall to BFKT; or in case that the estimated Lease Fee under Clause 5.2 and/or the estimated Wage under Clause 5.3 which have been paid by BFKT are higher than the actual amounts of the Lease Fee and/or Wage under this Clause, BFKT shall make payment of the excess to TMT. Such payment free of interest shall be made within 15 days of the date of determination of the Independent Auditor.

        5.5 No more than once in any year, CAT may call for an Independent Auditor to certify that the estimated Lease Fee or estimated Wage under Clause
5.1 reasonably reflect the projected costs of BFKT for that year. The certification of the Independent Auditor shall be used as a basis for adjusting the estimated Lease Fee or estimated Wage for the remainder of the year but shall not in any way affect the final calculation of the actual amounts of the Lease Fee and/or the Wage or the Independent Auditor's certification under Clause 5.4.

                The costs of the Independent Auditor under the first paragraph shall be met by CAT if the Independent Auditor agrees with BFKT's calculation of the estimated Lease Fee and estimated Wage; or by BFKT if the Independent Auditor disagrees with such calculation.

        5.6 The Parties agree that TMT shall pay the Operating Expenses to BFKT as actually paid by BFKT on a monthly basis. BFKT shall submit an invoice which sets forth details of BFKT's Operating Expenses incurred during the previous month, and any eligible BFKT's

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Operating Expenses not included in previous invoices by the 10th (Tenth) day of the following month. TMT shall reimburse such Operating Expenses to BFKT within 20th day of the month that TMT receives invoice from BFKT.

        5.7 All payments under this Clause 5 shall be made by cheque or telegraphic transfer to BFKT's bank account notified by BFKT to CAT and TMT prior to the due date for the first payment, or as notified by BFKT in writing from time to time.

        5.8 The Parties agree that TMT shall be responsible to BFKT for Lease fee, Wage, Operating Expenses, and VAT as specified in Clause 4 and Clause 5 hereof as well as other related expenses, penalty, surcharge, interest, damages or any other money arising from the overdue payment or the default of this Agreement by TMT, and CAT shall not be liable to BFKT for the same. BFKT shall exercise its right and claim against TMT to be liable for the same and BFKT cannot exercise its right or claim for the same against CAT.

        5.9 It is hereby acknowledged and agreed that TMT shall be responsible for VAT on the amounts payable under this Clause 5 to BFKT. The Parties agree to enter into suitable arrangements to ensure that TMT and CAT can claim appropriate VAT inputs and outputs according to the law in force from time to time.

                BFKT shall issue the receipt and tax invoice to CAT in respect of any payment of the Lease Fee and Wage and the reimbursement of Operating Expenses received by BFKT under this Clause 5, and delivery them to TMT. CAT shall issue the receipt and tax invoice to TMT for the payment of Lease Fee and Wage and the payment of BFKT's Operating Expenses made by TMT to BKFT hereunder and deliver them to TMT when TMT gives the receipt and tax invoice mentioned above to CAT.

        5.10 The currency of payments under this Clause 5 shall be Thai Baht. However, in calculating the costs of the Facilities, the original costs in US Dollars would be used and then translated into Thai Baht by using the average exchange rate between US Dollar and Thai Baht during that lease year.

        5.11 Any late payment of whatsoever amount under this Agreement shall be subject to interest payable by the party obligated to make such payment at
1.25 (One point two five) per cent per month of the unpaid amounts. The Parties agree that no interest shall be imposed on the timely payment of an adjustment under Clause 5.3.

CLAUSE 6.       SECONDMENT OF CAT STAFF

        6.1 BFKT agrees to CAT's secondment of certain CAT staff or employee to BFKT to perform the work in BFKT at the level of management, administration and operation. BFKT shall, at its own cost, be responsible for payment of salaries, wages, overtime pays, bonuses, welfare and any other monies paid by CAT to those CAT staff throughout the lease and contract

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                                     - 11 -

term hereunder. CAT and BFKT shall mutually agree on the direction and period of performance of work, position and number of staff as well as other conditions as CAT and BFKT may consider appropriate. If there is a proper reason, BFKT may request CAT to replace its staff or employee.

                BFKT must pay the expenses under the first paragraph to CAT within 15 days of the receipt of written notification from CAT, provided that CAT shall provide evidence of relevant expenses to BFKT together with such notification of CAT.

        6.2 BFKT agrees to appoint one representative of CAT to be the Chairman of its Board of Directors throughout the lease and contract term hereunder, and to be responsible for remuneration of the Chairman.

CLAUSE 7.       SUPERVISION AND EXAMINATION

        The     operation of BFKT with respect to the improvement, replacement, repair, maintenance and operation of the Facilities under this Agreement shall be under the supervision of CAT. BFKT shall allow CAT or its representative to inspect such operation, and shall make all information and details available for examination by CAT during normal business hours as CAT thinks fit upon at least 7-day advance notice of CAT. In this regard, BFKT must render full facilities to CAT or its representative

CLAUSE 8.       RELATIONSHIP OF BFKT AND THIRD PERSON

        The implementation hereunder, be it the management, operation or any juristic act made with a third party, shall be under the responsibility of BFKT and carried out by BFKT in its own name. CAT shall not in any way be responsible for all the obligations of BFKT to that third party. If any claim or action is brought by a third party against CAT for its liability due to the operation of BFKT, BFKT shall take all measure to prevent CAT from being liable thereto, including to defend and litigate on CAT's behalf and to compensate CAT for any expenses or damage thereby sustained.

CLAUSE 9.       ASSIGNMENT OF RIGHTS AND OBLIGATIONS

        9.1 BFKT shall not assign its rights and/or obligations under this Agreement to any third party unless a prior written consent is given by CAT.

                The assignment of rights and obligations for the benefit of a bank and/or finance company lending or granting credit for the procurement and installation of equipment, buildings and other items required for the operation of BFKT under this Agreement, or the juristic entity selling goods or providing service or telecom technology who grants financial supported to BFKT shall be permitted and valid only when BFKT is demanded by such bank or finance company or the juristic entity selling goods or providing service or telecom technology who grants financial support to BFKT to pay all the indebtedness owing to any of them under the loan agreement or credit facilities agreement but BFKT is unable to pay all such indebtedness within a period stipulated under the said loan agreement or credit facility agreement. In such event

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                                     - 12 -

BFKT shall immediately inform CAT in writing of the said assignment of rights and obligations. CAT shall be the party to consider approving the qualifications of the juristic person designed by the bank or finance company or the juristic entity selling or providing service or telecom technology who grants financial support to BFKT in order to accept the assignment of rights and obligations under this Agreement, provided that such juristic person must be a company established and registered in Thailand and subject to the conditions under Clause 10.

                The assignment of rights and obligations shall not, in all cases, release the BFKT from its liabilities under this Agreement, and BFKT agrees for CAT to claim for compensation for damages incurred by the failure of BFKT to comply with this Agreement prior to the assignment of rights and obligations including for the acts of or the non-compliance by the assignee subsequent to the assignment as if it were the act done by BFKT.

                The assignment of rights and obligations under this Agreement shall be made by an assignment agreement to be entered into among BFKT, the assignee and CAT, and the assignee shall thereby be bound to comply with the stipulations of this Agreement.

        9.2 CAT reserves the right to assign the rights and/or obligations hereunder to any other juristic entity established to undertake telecommunications business under the Act and it shall be deemed that BFKT and TMT have unconditionally agreed and consented to such an assignment of rights and/or obligations. CAT shall notify BFKT and TMT of such assignment of rights and/or obligations in writing.

                In case of the transformation or conversion of CAT into a new juristic entity, BFKT and TMT agree and consent that all the rights and/or obligations of CAT hereunder shall be assigned to such new juristic entity so that it shall pursue all related businesses hereunder.

                BFKT and TMT agrees and consents to waive the right to make any dispute, objection or claim on the ground of the assignment of rights and/or obligations under the first and second paragraph, and agrees to give its consent to the assignment of rights and/or obligations hereunder to the new juristic entity under the first and second paragraph.

CLAUSE 10.      STATUS OF BFKT

From the date of signing this Agreement and throughout the term hereof, BFKT must be a juristic person registered in Thailand and not foreign as prescribed by the foreign business law.

CLAUSE 11.      AGREEMENT WITH LENDER OR CREDIT PROVIDER OF BFKT

        BFKT must agree with its lender or credit provider (Lender) that in case the Lender would enforce the leased Facilities under Clause 2.1, the Lender must offer the lease or sale on hire-purchase or sale of those Facilities to CAT first (Right of First Refusal). If CAT fails to accept the lease or hire-purchase or purchase of those Facilities within 120 (One hundred twenty) days from the day following the date of receipt of an offer from that Lender, the Lender may propose the lease, sale on hire-purchase, sale or disposal or those Facilities to a third party with the conditions and price not better than those offered to CAT. In the case that CAT agrees to lease, the leasing terms must not be inferior to and the lease fee must not be higher than those specified in this Agreement, and CAT shall not be responsible for Lease fee, Wage, Operating Expenses, VAT and other related expenses which are under the responsibility of TMT and overdue to BFKT on or before the expiration of the lease period of Facilities under Clause 2.1 including penalties, surcharge, interest, damages and other money resulting from the unpaid balance or default of TMT in this Agreement.

CLAUSE 12.      REPRESENTATIONS AND WARRANTIES OF THE PARTIES

        Each Party represents and warrants for the benefit of each other Party that:

        12.1 it has full power and authority to enter into, and to perform its respective obligations under this Agreement;

        12.2 this Agreement is validly executed and binding on it, and enforceable against it in accordance with the express terms;

        12.3 all consents and approvals necessary for its performance of this Agreement have been obtained and remain in full force and effect.

CLAUSE 13.      GOVERNING LAW

        13.1 This Agreement shall be governed by the law of Thailand. The interpretation of this Agreement shall be made in accordance with the law of Thailand.

        13.2 In case of any dispute, conflict or claim arising out of this Agreement or in connection with this Agreement, including the breach, termination or validity of this Agreement, the Parties agree that it shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules applicable at the time of submission of the dispute to arbitration or any other Rules agreed upon by the parties.

                The arbitration panel shall consist of three arbitrators, one to be appointed by CAT and one by BFKT. The two arbitrators shall jointly appointed a third arbitrator to be the chairman. If the two arbitrators cannot reach an agreement, the Director for the time being of the Arbitration Office, Ministry of Justice shall appoint the third arbitrator. The arbitration shall be conducted in Bangkok Metropolis, Thailand in the Thai language.

CLAUSE 14.      TERMINATION

        14.1 If BFKT becomes a bankrupt or is subject to an absolute receivership order of the Court, CAT shall have the right to terminate this Agreement forthwith. If BFKT is in breach of any clause of this Agreement, CAT shall send a written warning to BFKT first to require BFKT to take a remedial action or perform correctly within 120 (One hundred and twenty) days from the date of notification of CAT. If BFKT fails to do so within the prescribed time, CAT has the right to terminate this Agreement forthwith.

        14.2 If CAT becomes a bankrupt or is subject to an absolute receivership order of the Court, BFKT shall have the right to terminate this Agreement forthwith. If CAT is in breach of any clause of this Agreement, BFKT shall send a written warning to CAT first to require CAT to take a remedial action or perform correctly within 120 (One hundred and twenty) days from the date of notification of BFKT. If CAT fails to do so within the prescribed time, BFKT has the right to terminate this Agreement forthwith.

        14.3 If TMT becomes a bankrupt or is subject to an absolute receivership order of the Court, BFKT shall have the right to terminate this Agreement forthwith. If TMT fails to pay the Lease Fee, Wage, Operating Expenses, VAT and/or other related expenses under this Agreement or is in breach of any Clause of this Agreement, BFKT shall send a written warning to TMT first to require TMT to take a remedial action or perform correctly within 120 (One hundred and twenty) days from the date of notification of BFKT. If TMT fails to do so within the prescribed time and CAT does not terminate the Marketing Agreement with TMT within 30 (Thirty) days from the date on which CAT is notified by BFKT in writing that TMT is in breach of the Agreement and fails to take a remedial action or perform correctly within such prescribed time, BFKT has the right to terminate this Agreement forthwith.

        14.4 In case that the Marketing Agreement is terminated because TMT breaches such Agreement and CAT terminates it, CAT has the right to continue the lease of the leased Facilities and the contract for improvement, replacement, repair, maintenance and operation of the leased Facilities with BFKT under this Agreement. However, CAT has the right to terminate this Agreement within 1 (One) year from the day following the date of termination of the Marketing Agreement.

        14.5 In case that the Marketing Agreement is terminated because CAT breaches such Agreement and TMT terminates it, CAT agrees to lease the leased Facilities from and hire BFKT for improvement, replacement, repair, maintenance and operation of the leased Facilities under this Agreement.

        14.6 In the case under Clause 14.4 or 14.5, CAT agrees to accept the assignment of rights and obligations of TMT under this Agreement from TMT as from the day following the date of termination of the Marketing Agreement, except the responsibility for payment of the Lease Fee, Wage, Operating Expenses, VAT, and other relevant expenses incurred before and on the date of termination of the Marketing Agreement including the penalty, surcharge, interest, damages and any other money due to the non-payment or breach of this Agreement by TMT which TMT must be liable to pay in full notwithstanding that they are incurred after the date of termination of the Marketing Agreement. CAT must not be responsible for payment of those Lease Fee, Wage, Operating Expenses, VAT, and other relevant expenses including the penalty, surcharge, interest, damages and any other money to BFKT and BFKT must exercise its claim and take an action against TMT only for its liability to pay the same. In no case shall BFKT be entitled to exercise such claim or take an action against CAT.

        14.7 In case that the Marketing Agreement is terminated for any reason which is not due to the breach under Clause 14.4 or 14.5 of the Marketing Agreement by TMT or CAT, whether or not this Agreement is terminated, CAT and BFKT agree to enter into a new lease agreement and contract for improvement, replacement, repair, maintenance and operation of the leased Facilities. In doing so, CAT and BFKT shall negotiate in good faith, with reason, to reach a mutual agreement which is justified to both parties.

        14.8 In case that BFKT is in breach of any clause of this Agreement and CAT has not yet terminated the Agreement as stated in Clause 14.1, CAT shall have the right to send its officers and employees to jointly carry out a rectification with BFKT for a period not less than 120 (One hundred and twenty) days from the day following the expiry of the 120-day period under Clause 14.1. The expenses relating to those officers and employees of CAT shall be borne by CAT. If CAT finds it impossible to rectify the breach of BFKT any further, CAT has the right to terminate this Agreement forthwith. In this connection, BFKT shall not impose the Lease Fee, Wage, Operating Expenses and other related expenses from the day following the expiry of the 120-day period under Clause
14.1 until the date on which the ratification is complete or the date on which CAT terminates the Agreement and BFKT shall not demand TMT and CAT to pay the same. CAT must terminate the Agreement within 15 days following the completion of such 120-day period during which CAT sent its officers or employees to jointly carry out a rectification with BFKT under this Clause, otherwise it shall be deemed that CAT is no longer entitled to terminate this Agreement. In such case, BFKT shall still have the right to impose the Lease Fee, Wage and Operating Expenses hereunder as from the expiration of the termination right of CAT within the period of 15 days.

        14.9 In case that BFKT terminates this Agreement according to Clause 14.2, BFKT may repossess the leased Facilities under Clause 2.1 after the termination of this Agreement. If those leased Facilities are installed in the premises which CAT is an owner or has the possession right, BFKT must remove them without delay at the expense of BFKT.

        14.10 In case that either party is unable to perform according to this Agreement within the period of time hereunder due to Force Majeure, it shall not be deemed that such party is in breach of the Agreement and the period for such performance shall be extended according to the duration of such Force Majeure.

CLAUSE 15.      EFFECTIVE DATE AND LEASE OF FACILITIES AFTER EXPIRY OF THE LEASE
                PERIOD

        15.1 This Agreement shall be effective as from the date on which i-Mobile Holdings Company Limited duly and fully accepts the transfer of shares from Tawan Telecom Company Limited according to Clause 3 of the Agreement for Assignment of Rights, Duties and Liabilities under the Shareholders Agreement of Tawan Mobile Telecom Company Limited among CAT, Tawan Telecom Company Limited and i-Mobile Holdings Company Limited dated 16 October 2000.

        15.2 Upon expiration of the lease period of the Facilities under Clause 2.1, CAT shall have the right to lease the Facilities under Clause 2.1 from BFKT for a further period of not less than 5 (Five) years with the terms and conditions which shall provide CAT with the benefits not lesser than those under the terms and conditions stipulated herein and the Lease Fee which is not higher than the rate of the Lease Fee specified herein. In this connection, CAT must not be responsible for the Lease Fee, Wage, Operating Expenses, VAT and other relevant expenses which are under the responsibility of TMT and overdue to BFKT on or before the expiration of the lease period of the Facilities under Clause 2.1 as well as the penalty, surcharge, interest, damages or any other money resulting from the unpaid balance or default of TMT in this Agreement. However, CAT must send a notice of the exercise of its right to lease those Facilities to BFKT within 6 (Six) months before the expiration of the lease period of the Facilities under Clause 2.1.

CLAUSE 16.      NOTICES

        16.1 All notices, reports, correspondences and requests under this Agreement shall be made in writing in Thai and shall be delivered to the Parties at the respective addresses hereinbelow stipulated, or any other address notified by one party to the other in writing from time to time. The notices, reports, correspondences or requests shall be deemed effective from the date on which BFKT, TMT and/or CAT receives the same notwithstanding the date specified therein.

                        Address of CAT:

                        THE COMMUNICATIONS AUTHORITY OF THAILAND
                        No. 99, Mu 3, Chaeng Watthana Road
                        Kwaeng Thung Song Hong, Khet Laksi
                        Bangkok Metropolis 10002
                        Facsimile No.

                        Address of BFKT

                        BFKT (THAILAND) COMPANY LIMITED
                        990 22nd-25th Floor, Rama IV Road
                        Khwaeng Silom, Khet Bangrak
                        Bangkok Metropolis 10500
                        Facsimile No. 636-2111

                        Address of the TMT:

                        TAWAN MOBILE TELECOM COMPANY LIMITED
                        947 Moo 12 Bangna-Trad Road
                        Khwaeng Bangna, Khet Prakanong
                        Bangkok Metropolis 10260
                        Facsimile No. 361-8344

        16.2 CAT agrees that all notices, reports, correspondences and requests to be sent to BFKT under Clause 16.1 in respect of the breach of the Agreement or remedy of the default or termination of this Agreement shall sent with copies by registered mail and by fax at the address below. The date that such notices, reports, correspondences and requests to BFKT shall be deemed effective shall be the date as provided in Clause 16.1. The sending of copies thereof to the address specified herein shall have no legal effect on the notices, reports, correspondences and requests under Clause 16.1

                        25th Floor
                        Abdulrahim Place,
                        990 Rama IV Road,
                        Silom, Bangrak,
                        Bangkok 10500
                        Attention: Mr. Wisit Kanjanopas
                        Facsimile No. 636-2111

CLAUSE 17       ATTACHMENTS

The following documents are attached hereto and shall be deemed as part hereof:

        17.1 The Certification Document (Affidavit) of BFKT (THAILAND) COMPANY LIMITED issued by the Partnerships and Companies Registration Office, Bangkok Metropolis;

        17.2 The Certification Document (Affidavit) of TAWAN MOBILE TELECOM COMPANY LIMITED issued by the Partnerships and Companies Registration Office, Bangkok Metropolis;

        17.3    Technical Specifications and Implementation Plan.

        17.4 Guidelines for Inspection and Acceptance of the Facilities of the Network.

        17.5    Scope of Work for Network Management.

        17.6    Rules and Methods of Calculations of Lease Fee and Wage

This Agreement is made in 3 copies with identical contents. Each party shall retain one copy. The three parties have thoroughly read and understood the contents herein and therefore hereunto sign as evidence in the presence of witnesses.

                    THE COMMUNICATIONS AUTHORITY OF THAILAND

                       Sign
                           ---------------------------------
                              (Mr. Thirapong Suttinon)

TAWAN MOBILE TELECOM COMPANY LIMITED        BFKT (THAILAND) COMPANY LIMITED

Sign  /s/ Ormsin Chevapruk                  Sign  /s/ Ormsin Chevapruk
      -----------------------                     -------------------------
      (Mr. Ormsin Chevapruk)                      (Mr. Wai Man Edmund Sin)

Sign  /s/ Anuwat Laikijrung
      ------------------------
      (Mr. Anuwat Laikijrung)

Sign  /s/ Pakkaporn Sathienpakiranakorn Witness     Sign  /s/ Tim Tak Timothy Wong Witness
      ----------------------------------                  -------------------------
      (Mr. Pakkaporn Sathienpakiranakorn)                 (Mr. Tim Tak Timothy Wong)

Sign  /s/ Wattanachai Wattanasonthi Witness         Sign  /s/ Wisit Kanjanopas Witness
      ------------------------------                      ---------------------
      (Mr. Wattanachai Wattanasonthi)                     (Mr. Wisit Kanjanopas)

                                                                 Attachment 17.1

                        (TRANSLATION FROM THAI ORIGINAL)

This Document certifies only the          The true and complete certification
particulars the company has               must carry a serial number, bear the
registeredfor legal effect. Facts         number, bear the full signature of the
relating to actual standing should        Registrar and have the seal of the
be sought elsewhere                       Registrar affixed

                                 ( G A R U D A )

No.     Sor Or. 0057207                           PARTNERSHIPS AND COMPANIES
                                                  REGISTRATION OFFICE
                                                  Bangkok Metropolis

                             CERTIFICATION DOCUMENT

        This is to certify that this Company was registered under the Civil and Commercial Code as a juristic person, being incorporated as a limited company, Registration No. 1147/2543 on the 9th day of August B.E. 2543 and that the following information appears in the documents registration records on the day of issuance hereof:

        1.      The name of the Company is " BFKT (Thailand) Limited".

        2.      The Company has 2 directors whose names are here listed:

                (1) Mr. Ng Jiak Hong            (2) Mr. Wai Man Edmund Sin

                (3)__________________________   (4)__________________________

                (5)__________________________   (6)__________________________

                (7)__________________________   (8)__________________________

                (9)__________________________   (10)_________________________

                (11)_________________________   (12)_________________________

                (13)_________________________   (14)_________________________

        3. Number or names of the directors who can sign to bind the Company are: Any one of Mr. Ng Jiak Hong or Mr. Wai Man Edmund Sin singly sign and affix the Company's seal

        4.      The registered capital is fixed at Baht 100,000

        5. The address of the principal business office is 990 22nd-25th Floor, Rama IV Road, Khwaeng Silom, Khet Bangrak, Bangkok Metropolis 10500

        6. The objects of the Company comprise 40 items and are as appear in the copy of the documents attached hereto in 5 sheet(s) which bear the signature of the Registrar who certified the document and are affixed with the seal of the Partnerships and Companies Registration Office.

                                    Issued on this day the 9 October B.E. 2543

        The Registrar may terminate the
        registration if it appears later that               - Signature -
        the registration is not duly done.             ( Mrs. Manee Pinvises )
                                                              Registrar
                                                               (SEAL)

Bor Chor 1146/2543

The objects of this Company are 40 to number, as follows:

GENERAL OBJECTS

(1) To buy, obtain, receive, rent, buy on hire-purchase, own, possess, improve, use or otherwise manage any property whatsoever as well as the fruits thereof.

(2) To sell, transfer, mortgage, pledge, exchange or otherwise dispose of any property.

(3) To be a broker, agent or commission agent in transactions and businesses of all types except insurance, membership recruitment for associations, and trading in securities.

(4) To borrow money, overdraw from accounts with banks, juristic persons or other finance institutions; and to lend money or otherwise give credit, with or without security; as well as to accept, issue, transfer or endorse bills of exchange or other negotiable instruments except the banking business, finance business and credit foncier business.

(5) To establish branch offices or to appoint agents, within or without the Kingdom.

(6) To become a partner with limited liability and a partner with unlimited liability in a partnership and a shareholder in a private company and a public company.

OPERATING OBJECTS

(7) To carry on the business of trading in rice, rice products, cassava, cassava products, maize, sesame seeds, beans, pepper, jute, kapok, cotton, lac, castor beans, wood, resin, vegetables, fruits, forest products, medicinal herbs, animal hides, animal horn, live animals, animal flesh, sugar, animal feed, and agricultural products of all kinds.

(8) To carry on the business of trading in machinery, engines, mechanical tools, labour-saving devices, vehicles, electricity generators and electrical goods, refrigerators, air-conditioners, fans, electric rice-cookers, electric irons, water-pumps, heaters, coolers, kitchen utensils, hardware, copperware, brassware, sanitary fittings, home fittings, furniture, electrical equipment, and plumbing, including spare parts and accessories for the aforesaid goods.

(9) To carry on the business of trading in fresh food, dried food, pre-cooked food, tinned food, food seasoning, liquid refreshment, liquor, beer, cigarettes, and other consumables.

(10) To carry on the business of trading in textiles, yarn, garments, ready-made clothes, wearing apparel and accessories, cosmetics, beauty aids and accessories, and other consumer goods.

(11) To carry on the business of trading in medicines for the curing and prevention of disease in humans and animals, pharmaceutical products, chemical substances, medical and pharmaceutical equipment, fertilizers, herbicides and pesticides, all kinds of growth agents for plants and animals, and scientific instrument and equipment.

(12) To carry on the business of trading in gold, precious metal alloys, silver, diamonds, precious gems and semi-precious stones, including imitations thereof.

(13) To carry on the business of trading in paper, stationery, school books, printed forms, printed books, educational materials, calculators, printers, printing equipment and accessories, printed matter, newspapers, filing cabinets, and all kinds of office equipment.

(14) To carry on the business of trading in construction materials, construction equipment and tools, implements used in construction, all types of workman's tools, pigment and paint, painter's equipment, and all kinds of building ornament and decoration.

(15) To carry on the business of trading in plastics, or other similar materials, either in raw form or processed into articles.

(16) To carry on the business of trading in latex, cured rubber sheet, or other kinds of rubber, which are produced by or derived from any part of the rubber tree, including synthetic rubber and synthetic versions of the said materials or goods made by scientific means.

(17) To carry on the business of rice farming, orchard gardening, growing plant crops, salt production (from evaporation of sea water), forestry, rubber plantation, raising animals, and the stock-raising business.

(18) To carry on the business of a rice mill, sawmill, planing and impregnating timber mill, automobile body builders, ceramic and glazed ware factory, pottery factory, jute-bailing factory, vegetable-oil extraction factory, paper factory, gunny-bag factory, textile factory, spinning factory, textile dying and printing factory, rubber-tire manufacture and retreading factory, iron works, metal casting and machine lathing, and galvanized, iron sheet manufacture, pre-cooked food factory, liquor distillery, gas factory, cigarette factory, sugar-mill, plastic goods factory, metal-pressing and smelting factory, door and window manufacture, glass factory, soft drink manufacture, rubber casting factory, automobile assembly works.

(19) To carry on the business of a printing house, printing and publishing books service, printing and publishing books for sale and newspaper publishing.

(20)    To carry on the business of ice factory.

(21) To carry on the business of fishery, fishing pontoons, and fish trading on piers.

(22)    To carry on business of stone blasting and rock crushing.

(23) To carry on the contracting business of constructing buildings, commercial buildings, residential buildings, offices, roads, bridges, tunnels, dams, and all other kinds of constructions as well as all categories of civil engineering work.

(24) To carry on the business of mining, ore smelting, ore extraction, ore conversion, fusing ores, dressing minerals, mineral surveying, analyzing and examining minerals, grinding ore and transportation of minerals and ore.

(25) To carry on the business of hotels, restaurants, bars, night-clubs, bowling alleys, massage parlors, cinema theatres and other kinds of theatres of entertainment, vacation resorts, sport fields, and swimming pools.

(26) To carry on the business of shipment transportation and loading of goods and passengers on land, on water, or in the air, both within the country and internationally, including the services of bringing shipment at ports through customs clearance and management of all kinds of freight.

(27) To carry on the business of guided tours including all kinds of business involved with guided tours.

(28) To carry on the business of import and export of the goods stipulated in the objects for distribution.

(29) To carry on the business of hair-cutting, hair-dressing, beauty-salon, dress-making, and laundry.

(30) To carry on the business of commercial photograph, the development, printing and enlargement of photographs, including the same for documents.

(31)    To carry on the business of production and distribution of movie films.

(32) To carry on the business of a service station selling petrol and providing repair, maintenance and inspection services, lubrication, spraying, and anti-rust treatment for all kinds of vehicles, including the services of installation, inspection and fixing of all kinds of anti-theft and accident prevention accessories.

(33) To carry on service businesses in legal, accountancy, engineering and architectural fields, including advertising.

(34) To undertake a service business providing guarantees for debt, liability or performance of the contractual obligations of other persons, including the guarantee for a person who has entered or departed the country in accordance with the laws of immigration, taxation and other laws.

(35) To undertake a service business of counselling and making recommendations on problems related to work management, commerce and industry, including problems of manufacturing, marketing and distributing.

(36) To carry on a service business of collecting, compiling, preparing, publishing and distributing statistics, data and information concerning agriculture, industry, commerce, finance and the market, including analyzing and assessing the outcome of business transactions.

(37) To carry on the business of a private hospital and nursing home, of curing of the ill and people in pain, and providing technical instruction and training in medicine and health science.

(38) To carry on a service business of being a manager who protects interests, collects and receives the benefit and manages the properties of others.

(39) To carry on the business of bidding for sale of goods and hire of work in accordance with all of the objects, for any person, body of persons, juristic person, government agency and state enterprise.

(40) The Company is entitled to issue shares at a price higher than par value.

                                                                 Attachment 17.2

                      (TRANSLATION FROM THE THAI ORIGINAL)

This Document certifies only the          The true and complete certification
particulars the company has               must carry a serial number, bear the
registered for legal effect. Facts        full signature of the Registrar and
relating to actual standing should        have the seal of the Registrar affixed
be sought elsewhere

                                 ( G A R U D A )

No.     Sor Or. 0057206                        PARTNERSHIPS AND COMPANIES
                                               REGISTRATION OFFICE
                                               Bangkok Metropolis

                             CERTIFICATION DOCUMENT

        This is to certify that this Company was registered under the Civil and Commercial Code as a juristic person, being incorporated as a limited company, Registration No. (2) 2575/2539 on the 14th day of June B.E. 2539 and that the following information appears in the documents registration records on the day of issuance hereof:

        1.      The name of the Company is " Tawan Mobile Telecom Company
                Limited".

        2.      The Company has 9 directors whose names are here listed:

                (1) Mr. Anuwat Laikijrung    (2) Mr. Sukhato Phummalee
                (3) Mr. Rasamee Sawamipak    (4) Mr. Worrawit Pativejwong
                (5) Mr. Ratana Meetem        (6) Mr. Prasartporn Surasit
                (7) Mr. Ormsin Chivapruck    (8) Mr. Watthanachai Watthanasonthi
                (9) Mr. Ratien Srimongkon    (10)___________________________
                (11)______________________   (12)___________________________
                (13)______________________   (14)___________________________

        3. Number or names of the directors who can sign to bind the Company are: 1. Any one of Mr. Prasartporn Surasit or Mr. Ormsin Chivapruck or Mr. Watthanachai Watthanasonthi and any of one Mr. Anuwat Laikijrung or Mr. Sukhato Phummalee or Mr. Worrawit Pativejwong or Mr. Ratana Meetem or Mr. Rasamee Sawamipak or Mr. Ratien Srimongkon jointly sign with affix the Company's seal

        4.      The registered capital is fixed at Baht 15,000,000

        5. The address of the principal business office is 947 Moo 12 Bangna-Trad Road, Khwaeng Bangna, Khet Bangna, Bangkok Metropolis

        6. The objects of the Company comprise 50 items and are as appear in the copy of the documents attached hereto in 6 sheet(s) which bear the signature of the Registrar who certified the document and are affixed with the seal of the Partnerships and Companies Registration Office.

                                    Issued on this day the 9 October B.E. 2543

        The Registrar may terminate the
        registration if it appears later that               - Signature -
        the registration is not duly done.             ( Mrs. Manee Pinvises )
                                                              Registrar
                                                               (SEAL)

Bor Chor (2) 2575/2539

The objects of this Company are 50 to number, as follows:

GENERAL OBJECTS

(1) To buy, obtain, receive, rent, lease out buy or hire-purchase, own, possess, improve, use or otherwise manage any property whatsoever as well as the fruits thereof.

(2) To sell, transfer, mortgage, pledge, receiving pledge exchange or otherwise dispose of any property.

(3) To be a broker, agent or commission agent in transactions and businesses of all types except insurance, membership recruitment for associations, and trading in securities.

(4) To borrow money, overdraw from accounts with banks, juristic persons or other finance institutions; and to lend money or otherwise give credit, with or without security; as well as to accept, issue, transfer or endorse bills of exchange or other negotiable instruments except the banking business, finance business and credit foncier business.

(5) To establish branch offices or to appoint agents, within or without the Kingdom.

(6) To become a partner with limited liability in a partnership and a shareholder in other companies.

OPERATING OBJECTS

(7) To carry on the business of trading in rice, rice products, cassava, cassava products, maize, sesame seeds, beans, pepper, jute, kapok, cotton, lac, castor beans, wood, resin, vegetables, fruits, forest products, medicinal herbs, animal hides, animal horn, live animals, animal flesh, sugar, animal feed, and agricultural products of all kinds.

(8) To carry on the business of trading in machinery, engines, mechanical tools, labour-saving devices, vehicles, electricity generators and electrical goods, refrigerators, air-conditioners, fans, electric rice-cookers, electric irons, water-pumps, heaters, coolers, kitchen utensils, hardware, copperware, brassware, sanitary fittings, home fittings, furniture, electrical equipment, and plumbing, including spare parts and accessories for the aforesaid goods.

(9) To carry on the business of trading in fresh food, dried food, pre-cooked food, tinned food, food seasoning, liquid refreshment, liquor, beer, cigarettes, and other consumables.

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                                     - 26 -

(10) To carry on the business of trading in textiles, yarn, garments, ready-made clothes, wearing apparel and accessories, cosmetics, beauty aids and accessories, and other consumer goods.

(11) To carry on the business of trading in medicines for the curing and prevention of disease in humans and animals, pharmaceutical products, chemical substances, medical and pharmaceutical equipment, fertilizers, herbicides and pesticides, all kinds of growth agents for plants and animals, and scientific instrument and equipment.

(12) To carry on the business of trading in gold, precious metal alloys, silver, diamonds, precious gems and semi-precious stones, including imitations thereof.

(13) To carry on the business of trading in paper, stationery, school books, printed forms, printed books, educational materials, calculators, printers, printing equipment and accessories, printed matter, newspapers, filing cabinets, and all kinds of office equipment.

(14) To carry on the business of trading in construction materials, construction equipment and tools, implements used in construction, all types of workman's tools, pigment and paint, painter's equipment, and all kinds of building ornament and decoration.

(15) To carry on the business of trading in plastics, or other similar materials, either in raw form or processed into articles.

(16) To carry on the business of trading in latex, cured rubber sheet, or other kinds of rubber, which are produced by or derived from any part of the rubber tree, including synthetic rubber and synthetic versions of the said materials or goods made by scientific means.

(17) To carry on the business of rice farming, orchard gardening, growing plant crops, salt production (from evaporation of sea water), forestry, rubber plantation, raising animals, and the stock-raising business.

(18) To carry on the business of a rice mill, sawmill, planing and impregnating timber mill, automobile body builders, ceramic and glazed ware factory, pottery factory, jute-bailing factory, vegetable-oil extraction factory, paper factory, gunny-bag factory, textile factory, spinning factory, textile dying and printing factory, rubber-tire manufacture and retreading factory, iron works, metal casting and machine lathing, and galvanized, iron sheet manufacture, pre-cooked food factory, liquor distillery, gas factory, cigarette factory, sugar-mill, plastic goods factory, metal-pressing and smelting factory, door and window manufacture, glass factory, soft drink manufacture, rubber casting factory, automobile assembly works.

(19) To carry on the business of a printing house, printing and publishing books service, printing and publishing books for sale and newspaper publishing.

(20)    To carry on the business of ice factory.

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                                     - 27 -

(21) To carry on the business of fishery, fishing pontoons, and fish trading on piers.

(22)    To carry on business of stone blasting and rock crushing.

(23) To carry on the contracting business of constructing buildings, commercial buildings, residential buildings, offices, roads, bridges, tunnels, dams, and all other kinds of constructions as well as all categories of civil engineering work.

(24) To carry on the business of mining, ore smelting, ore extraction, ore conversion, fusing ores, dressing minerals, mineral surveying, analyzing and examining minerals, grinding ore and transportation of minerals and ore.

(25) To carry on the business of hotels, restaurants, bars, night-clubs, bowling alleys, massage parlors, cinema theatres and other kinds of theatres of entertainment, vacation resorts, sport fields, and swimming pools.

(26) To carry on the business of shipment transportation and loading of goods and passengers on land, on water, or in the air, both within the country and internationally, including the services of bringing shipment at ports through customs clearance and management of all kinds of freight.

(27) To carry on the business of guided tours including all kinds of business involved with guided tours.

(28) To carry on the business of foreign currency exchange (when permitted by the Ministry of Finance).

(29) To carry on the business of import and export for distribution of the goods stipulated in the objects.

(30) To carry on the business of hair-cutting, hair-dressing, beauty-salon, dress-making, and laundry.

(31) To carry on the business of commercial photograph, the development, printing and enlargement of photographs, including the same for documents.

(32)    To carry on the business of production and distribution of movie films.

(33) To carry on the business of a service station selling petrol and providing repair, maintenance and inspection services, lubrication, spraying, and anti-rust treatment for all kinds of vehicles, including the services of installation, inspection and fixing of all kinds of anti-theft and accident prevention accessories.

(34) To carry on service businesses in legal, accountancy, engineering and architectural fields, including advertising.

(35) To undertake a service business providing guarantees for debt, liability or performance of the contractual obligations of other persons, including the guarantee for a person who has entered or departed the country in accordance with the laws of immigration, taxation and other laws.

(36) To undertake a service business of counselling and making recommendations on problems related to work management, commerce and industry, including problems of manufacturing, marketing and distributing.

(37) To carry on a service business of collecting, compiling, preparing, publishing and distributing statistics, data and information concerning agriculture, industry, commerce, finance and the market, including analyzing and assessing the outcome of business transactions.

(38) To carry on the business of a private hospital and nursing home, of curing of the ill and people in pain, and providing technical instruction and training in medicine and health science.

(39) To carry on a service business of being a manager who protects interests, collects and receives the benefit and manages the properties of others.

(40) To carry on the business of bidding for sale of goods and hire of work in accordance with all of the objects, for any person, body of persons, juristic person, government agency and state enterprise.

(41)    To carry on the business of cellular telephone communication services.

(42) To engage in the business of providing news and telex communication services and in the business of providing services on television and radio, mass communication, and all kind of telecommunication; to produce, procure, and to be hired to produce and procure videotape, transmitter and receiver radio, television and video, and all kind of communication equipment including necessary materials and devices in order to implement its business engaged, or its services provided, or otherwise be hired of service.

(43) To carry on its licensed or assigned business and to provide services thereto, or to engage in the business requested by any government agency, state enterprise, juristic person, or private agency both in and outside Thailand, and to enter into or become an associate of a business and affair which it is licensed or assigned or be hired of service in relation with radio, television, video, equipment or all kind of telecommunication instruments or mass communication businesses.

(44) To carry on the business to let property, sell, rent, let, hire purchase, let for hire purchase, sell with right of redemption, exchange, mortgage, or acquire or dispose of land and immovable property by any means. To use or utilize land or other assets and to mortgage, take mortgage of, rent, let, or exchange of movable properties;

(45) To buy, sell, assemble, install radio and telephone appliances and all kind of telecommunications and electronic equipment, as well as radio wires and telegram wires used together with the such equipment and appliances, metals used for installing pole and telephone wires, all kinds of equipment to be used or to facilitate radio telegram in every frequency including receiver or transmitter in any means, equipment for marine telecommunication, tube communication and control systems, satellite communication system, radio communication and accessories thereof.

(46) To carry on the business of repair, and maintenance services of merchandises pursuant to the Company's objects and to clean, test, and give instruction in connection with the application, maintenance and operation thereof.

(47) To make contact with govern agencies and competent office to acquire or dispose of exclusive rights, agreements, rights, ownership, licenses, rights over trademark, industrial property, copyrights, patents, concessions or privileges necessary for business operation of the Company.

(48) To file application and hold permits and other registration which are necessary to or for the purpose of the business of the Company.

(49) To carry on the business of installation, repair, and maintenance of all kind of public telephone and to import, manufacture and sell all kind of telephone appliances, public telephone appliances and telephone cards.

(50) To carry on telecommunication business as well as to market cellular-system telephone service on Digital AMPS 800 Band A of Telecommunication Authority of Thailand, i.e. to procure sale channel for cellular phone and service for Digital AMPS 800 Band A of the Telecommunication Authority of Thailand and to procure additional services in connection therewith, after-sale services and other services in connection with sales and promotion.

                                                                 Attachment 17.3

                Technical Specifications and Implementation Plan

                                      [***]

                                                                 Attachment 17.4
                      CELL SITE ACCEPTANCE TEST INDICATORS

        After cell site equipment installation, all site operation will undergo initial testing and provisional testing which will include BTS calibration, Transmit / Receive path measurement, drive test for RF coverage, verifying handoff paths and performance monitoring for one week. All the above tests must be witnessed and accepted by staff from CAT.

        When the above tests has been accomplished CAT will be invited to join the following tests for Ready-For-Service Acceptance :

1. Visual check of all antennae, ancillaries are properly installed with the necessary grounding.
2. Verify the Cell Site configuration such that the equipment is properly installed.
3. Verify GPS signed reception and the perform BTS synchronization.
4. Call set up test with 95% successful rate at -75 dBm field strength boundary on street level.
        - 10 origination calls to a fixed line phone.
        - 10 termination calls from a fixed line phone.
        - 10 origination calls to a CDMA mobile phone.
        - 10 termination calls from a CDMA mobile phone.
        - Call duration 90 seconds.

                                                                 Attachment 17.5

                      Scope of Work for Network Management.

                                      [***]

                                                                 Attachment 17.6

             Rules and Methods of Calculations of Lease Fee and Wage

                                      [***]